UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 29, 2003

INDUS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-2293	94-3273443

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3301 Windy Ridge Parkway
Atlanta, Georgia 30339

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (770) 952-8444

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure

     On July 29, 2003, Indus International, Inc. held its Annual Meeting of Stockholders for 2003. At this meeting, the stockholders elected directors, approved the conversion of the Company’s 8% convertible notes into common stock and approved the 2003 Employee Stock Purchase Plan. Additional information with regard to the foregoing is contained in the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 12. Results of Operation and Financial Condition

     On July 31, 2003, Indus International, Inc. announced its financial results for the quarter ended June 30, 2003. The press release announcing financial results for the quarter ended June 30, 2003 is filed as Exhibit 99.2 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2003

INDUS INTERNATIONAL, INC

/s/ Jeffrey A. Babka

Jeffrey A. Babka
Executive Vice President Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 29, 2003 relating to actions taken by stockholders at the Annual Meeting

99.2	Press Release dated July 31, 2003 relating to financial results for the first fiscal quarter ended June 30, 2003